EXHIBIT 10.2

FORM OF WARRANT

The securities represented by this Warrant and issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the “Act”), or under the provisions of any applicable state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Act, and under any applicable state securities laws.  These securities and the securities issued upon exercise hereof may not be sold, pledged, transferred or assigned, nor may this Warrant be exercised, except in a transaction which is exempt under the provisions of the Act and any applicable state securities laws or pursuant to an effective registration statement.

ENERGY COMPOSITES CORPORATION
A Nevada Corporation

COMMON STOCK PURCHASE WARRANT

Date of Issuance: ____________ 2008
Certificate No. W-__

For value received, Energy Composites Corporation, a Nevada corporation (the “Company”), hereby grants to ____________________ or its transferees and assigns (“Registered Holder”), the right to purchase from the Company a total of ______________ shares (“Warrant Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price per share equal to $5.00 (the “Initial Exercise Price”).  The exercise price and number of Warrant Shares (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided in Section 2 hereof.  This Warrant is being issued in connection with the Subscription Agreement between Registered Holder and the Company dated ___________, 2008 (the “Subscription Agreement”).  This Warrant is subject to the following provisions:

SECTION 1.    Exercise of Warrant.

(a)  Terms of Warrants; Exercise Period.  Subject to the terms of this Agreement, the Registered Holder shall have the right, commencing on the date hereof and expiring on the 3-year anniversary hereof (the “Expiration Date”), to exercise this Warrant, in whole or in part, and receive from the Company the number of Warrant Shares which the Registered Holder may at the time be entitled to receive on exercise of this Warrant and payment of the Exercise Price then in effect for the Warrant Shares.  To the extent not exercised prior to the Expiration Date, this Warrant shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

(b)  Exercise Procedure.

(i)  This Warrant shall be deemed to have been exercised on the date specified in a written notice from the Registered Holder to the Company (the “Exercise Time”) and within three business days following the Exercise Time, the Registered Holder shall deliver the following to the Company:

(A)   a completed Exercise Agreement, as described in Section 1(c) below;

(B)   this Warrant;

(C)   if this Warrant is not registered in the name of the Registered Holder, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Registered Holder, in which case the Registered Holder shall have complied with the provisions set forth in Section 4 hereof; and

(D)   wire transfer or a check payable to the Company in an amount equal to the product of the Exercise Price (as such term is defined in Section 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the “Aggregate Exercise Price”).

(ii)   Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Registered Holder within 5 business days after the date of the Exercise Time.  Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant that have not expired or been exercised and shall, within such 5-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

(iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Registered Holder at the Exercise Time, and the Registered Holder shall be deemed for all purposes to have become the record holder of such Warrant Shares at the Exercise Time.

(iv)  The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

(v)   The Company shall assist and cooperate with the Registered Holder or any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant.

(vi)  The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant.  All Warrant Shares which are so issuable shall, when issued and upon the payment of the Exercise Price therefor, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.  The Company shall take all such actions as may be necessary to assure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which securities of the Company may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(c)  Exercise Agreement.  Upon any exercise of this Warrant, the Registered Holder shall deliver an Exercise Agreement in the form set forth in Exhibit I hereto, except that if the Warrant Shares are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.  Such Exercise Agreement shall be dated the actual date of execution thereof.

(d)  Mandatory Exercise.  The Company may force the exercise of this Warrant if all of the following conditions have been met:

(i)   The Company’s common stock, $0.001 par value (the “Common Stock”) has traded above the Exercise Price for at least 20 consecutive trading days immediately preceding the Mandatory Exercise Notice (defined below);

(ii)   The average trading volume shall be at least 100,000 shares per day during such 20-consecutive day trading period; and

(iii)  The shares of Common Stock issuable upon exercise of this Warrant shall be eligible for resale pursuant to Rule 144 under the Securities Act of 1933 or there shall be an effective registration statement covering the resale of the Warrant Shares.

The Company may exercise its right to force the exercise this Warrant by giving notice thereof (the “Mandatory Exercise Notice”) to the holder of this Warrant as it appears on the books of the Company, which notice shall specify the number of Warrant Shares to be issued and shall fix a date for mandatory exercise, which date shall not be less than 30 days nor more than 45 days after the date of the Mandatory Exercise Notice.

SECTION 2.   Adjustment of Exercise Price and Number of Shares.  In order to prevent dilution of the rights granted under this Warrant, the Initial Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 (such price or such price as last adjusted pursuant to the terms hereof, as the case may be, is herein called the “Exercise Price”), and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

(a)  Reorganization, Reclassification, Consolidation, Merger or Sale.  In case of any reclassification, capital reorganization, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or any other change in the Common Stock of the Company, other than as a result of a subdivision, combination, or stock dividend provided for in Section 2(b) below (any of which, a “Change Event”), then, as a condition of such Change Event, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Registered Holder, so that the Registered Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant (subject to adjustment of the Exercise Price as provided in Section 2), the kind and amount of shares of stock and other securities and property receivable in connection with such Change Event by a holder of the same number of shares of Common Stock as were purchasable by the Registered Holder immediately prior to such Change Event.  In any such case appropriate provisions shall be made with respect to the rights and interest of the Registered Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(b)  Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant (i) subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or (ii) issue additional shares of its Common Stock or other equity securities as a dividend with respect to any shares of its Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(c)  Issuance of New Warrant.  Upon the occurrence of any of the events listed in this Section 2 that results in an adjustment of the type, number or exercise price of the securities underlying this Warrant, the Registered Holder shall have the right to receive a new warrant reflecting such adjustment upon the Registered Holder tendering this Warrant in exchange.  The new warrant shall otherwise have terms identical to this Warrant.

(d)  Notices.

(i)   The Company shall give written notice to the Registered Holder of this Warrant at least 10 days prior to the date on which the Company closes its books or takes a record for determining rights to vote with respect to any event described in this Section 2 or any dissolution or liquidation.

(ii)  The Company shall also give written notice to the Registered Holder of this Warrant at least 10 days prior to the date on which any event described in this Section 2 or any dissolution or liquidation shall take place.

SECTION 3.   No Voting Rights; Limitations of Liability.  This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.  No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

SECTION 4.   Warrant Transferable.  Subject to compliance with applicable securities laws and the terms of this Section 6, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

SECTION 5.   Warrant Exchangeable for Different Denominations.  This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender.  The date the Company initially issues this Warrant shall be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.  All Warrants representing portions of the rights hereunder are referred to herein as the “Warrants.”

SECTION 6.   Replacement.  Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at the expense of the Registered Holder) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

SECTION 7.   Notices.  Any notice, demand, offer, request or other communication required or permitted to be given pursuant to the terms of this Warrant shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), or (iv) one business day after being deposited with an overnight courier service, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to Company, to:

Energy Composites Corporation
4400 Commerce Drive
Wisconsin Rapids, WI 54494
Attn:    Samuel W. Fairchild
                              Fax:     (715) 421 2048

If to Registered Holder, to:

________________________
________________________
________________________
Fax:          _______________

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Registered Holder of Warrants) or to the Registered Holders of Warrants (in the case of the Company) in accordance with the provisions of this paragraph.

SECTION 8.   Amendment and Waiver.  Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of the then-outstanding Warrants; provided, however, that no such action may change the Exercise Price of the Warrants or the number of shares or class of capital stock obtainable upon exercise of each Warrant without the written consent of all Registered Holders.

SECTION 9.   Descriptive Headings; Governing Law.

(a)   The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

(b)   All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

SECTION 10.  Warrant Register.  The Company shall maintain at its principal executive office books for the registration and the registration of transfer of this Warrant.  The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

SECTION 11.   Fractions of Shares.  The Company may, but shall not be required, to issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part.  As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the market price of a Warrant Share on the date of such exercise (as determined by the board of directors in its reasonable discretion).

* * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and to be dated as of the Date of Issuance hereof.

ENERGY COMPOSITES CORPORATION

By: _______________________________
Samuel W. Fairchild
Chief Executive Officer

EXHIBIT I

EXERCISE AGREEMENT

To:                                                                                     Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.  Please issue the Warrant Shares in the following names and amounts:

Name                                                                Number of Warrant Shares

Signature ____________________

Address ______________________

EXHIBIT II

ASSIGNMENT

FOR VALUE RECEIVED, _____________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of the Warrant Shares covered thereby set forth below, unto:

Names of Assignee                                                          Address                                                      No. of Shares

Dated:                                                                              Signature                             _______________________

Witness                                _______________________

The Assignee agrees to be bound by the terms of the Warrant.

Signature                                _______________________

Witness                                _______________________